U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported): JUNE 24, 2002
                                                        ---------------



                          HIENERGY TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            WASHINGTON               0-32093                 91-2022980
        -----------------         ------------          -------------------
        (State or other           (Commission            (I.R.S. Employer
          Jurisdiction            File Number)          Identification No.)
        of incorporation)


                 10  MAUCHLY DRIVE
                IRVINE,  CALIFORNIA                       92618
      ---------------------------------------            --------
     (Address of  principal executive offices)          (Zip Code)


Registrant's  telephone  number,  including  area  code:     949.727.3389
                                                             ------------


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          (Former name or former address, if changed since last report)


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                           FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, and specifically in the items entitled "Changes in Control of Registrant", "Acquisition or Disposition of Assets", "Other Events" and "Financial Statements and Exhibits", or otherwise incorporated by reference into this document contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of
Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.


ITEM 5. OTHER EVENTS

Private  Placement
------------------

On June 24, 2002, HiEnergy Technologies, Inc. ("HiEnergy") conducted a final closing of its $2,000,000 private placement offering, which commenced in February, 2002. The total number of shares of common stock sold through the offering was 1,725,000 at $1.00 per share. The private placement offering was originally slated to close on May 25, 2002. HiEnergy extended the term of the offering for another 30 days to June 24, 2002. The offering and sale of the common stock was not registered under the Securities Act of 1933, as amended, and was offered and sold in the United States pursuant to an applicable exemption from the registration requirement. This disclosure is not an offer of securities or a solicitation of an offer to buy securities. Placements were made only to accredited investors with preexisting contacts with HiEnergy and its authorized representatives.

Investors in the private placement have registration rights entitling them to have the resale of their HiEnergy shares registered for a period of six months. HiEnergy anticipates that those investors will have the opportunity to sell their shares of HiEnergy common stock through a registered offering within six months from the final closing of the offering.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibits.

Exhibit
Number          Description
------          -----------
 99.1           Press release dated June 27, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HIENERGY TECHNOLOGIES, INC.


    July 9, 2002                    By:
--------------------                   ----------------------------------------
     (Date)                         Name:  Barry Alter
                                         --------------------------------------
                                     Its:  President
                                         --------------------------------------


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